JPMorgan Healthcare Conference January 9, 2006

Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are timing and cost of our clinical trials, attainment of research and clinical goals and milestones of product candidates, attainment of required governmental approvals, sales levels of our products and availability of financing and revenues sufficient to fund development of product candidates and operations. In particular, careful consideration should be given to cautionary statements made in the various reports Encysive Pharmaceuticals Inc. has filed with the Securities and Exchange Commission. The Company undertakes no duty to update or revise these forward-looking statements.

Introduction Encysive is engaged in the discovery, development and commercialization of novel, synthetic, small molecule compounds in the area of vascular biology.

Encysive History TBC founded Argatroban licensed from MPC IPO IPI Acquisition 1989 1992 1993-94 1997 2000 2003 2006 GSK (SB) Argatroban ICOS-TBC JV Schering Plough Revotar Argatroban Launch Encysive Pharmaceuticals R&D Boutique Commercial Organization Thelin(tm) PDUFA

Investment Highlights Demonstrated ability to bring products through development Near-term FDA approval opportunity Management has successfully transformed Company into commercial organization Pipeline staged to fuel growth beyond Thelin(tm) into the next decade

Pulmonary Arterial Hypertension A Growing Market Opportunity

Pulmonary Arterial Hypertension Estimated 100,000 - 200,000 patients in NA and EU Efficient, concentrated market Relatively small sales force required (est. 50-60 reps in NA) Global premium pricing opportunity Market still in its infancy Physician awareness continues to grow Tracleer(r) (bosentan) has established dominance of oral ET therapy in US and EU but is vulnerable to new entrants due to safety and other attributes More than $500mm ET market in 2005 with rapid growth

Projected PAH Diagnosis Source: Encysive, 2005

Thelin™ — Conclusions on Clinical Benefit

- **Two pivotal trials completed**
  - STRIDE-2 under Special Protocol Assessment From FDA
- **Thelin™ compares favorably to Tracleer® in STRIDE-2**
  - 31.4 meter 6MW improvement for Thelin™ vs 29.5 meter 6MW in for Tracleer®
- **Interim, long-term data encouraging on time to clinical worsening**
  - In STRIDE-2X interim analysis, about 20% of patients receiving Thelin™ have experienced a worsening event versus about 30% of patients treated with Tracleer®

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24.9 22 49 58 0 37 22 38 49 0 23 29 70 Meters ETRAs and 6MW: Change from Baseline

ETRAs and 6MW: Change from Baseline 24.9 22 49 58 0 37 22 38 49 0 23 29 70 Meters THELIN(tm) Tracleer(r) Ambrisentan STRIDE-2 STRIDE-1 Phase II Phase II Phase II ARIES II ARIES II BREATHE-1 Study 351 STRIDE-4 STRIDE-2 STRIDE-2

Safety and Tolerability of Thelin™

- **Liver function test (LFT) elevations**
  - Class effect, seen with Tracleer® and ambrisentan
  - 100 mg incidence looks reasonable (latest pivotal results: 3% for Thelin™, 11% for Tracleer®) at 18 weeks
  - Interim data shows Thelin™ risk of 4% vs 14% with Tracleer® ($p=0.01$) at 1 year
- **Other adverse events typical for vasodilators**
  - Headache, nasal congestion, nausea, edema
- **Well understood interaction with warfarin**
  - Handled by routine dose adjustment

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Warfarin Management: STRIDE-2 0 1 2 3 Placebo Thelin(tm) 50mg Tracleer(r) Mean Warfarin Dosing Changes Per Patient per 6 week interval Warfarin Dose at wk 18 (m +- SD) 3.7 +- 2.7 2.8 +- 1.2 2.1 +- 1.0 5.1 +- 2.9 End Dose: Thelin(tm) 100mg

Encysive- Pipeline Positioned for Growth Near-term drivers Thelin(tm) in PAH Goal of share leader Market growth Medium-term drivers New indications for Thelin(tm) I.V. formulation opportunities

Encysive- Pipeline Positioned For Growth Long-term drivers TBC3711 in chronic indications Pre-clinical candidates Potential in-license/Acquisition

Pipeline Chart



Phase
PROPRIETARY PRODUCTS
Pre-Clin
I
II
III
NDA
Market
Indication
Thelin™ Oral
PAH
Thelin™ Oral
Undisclosed
Thelin™ Oral
Undisclosed
Thelin™ Intravenous
Undisclosed
TBC3711 Oral
Resistant Hyper
TBC3711 Intravenous
Undisclosed
PC1 Oral
Undisclosed
PC2 Oral
Undisclosed
PC3 Intravenous
Undisclosed
PARTNERED PRODUCTS
Argatroban
HIT, PCI
Bimosiamose
Asthma, Psoriasis
TBC4746
MS, Asthma

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Marketing in PAH

Endothelial Dysfunction in PAH

ENCYSIVE PHARMACEUTICALS


ET-1
NO
PGI_2

- ET-1 is elevated (+)
  - Vasoconstriction
  - Cell proliferation and Hypertrophy
- NO and PGI_2 are reduced (-)
  - Vasodilation
  - Anti-proliferation
  - Anti-inflammation
  - Anti-platelet effects

Spieker LE et al. J Am Coll Cardiol. 2001;37:1493-1505.
Luscher TF and Barton M. Circulation. 2000;102: 2434-2440.
Albrecht EW et al. J Pathol. 2003; 199: 8-17.
Hankins SR and Horn EM. Curr Cardiol Rep. 2000;2:244-251.

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# Combination possibilities in PAH

ENCYSIVE™ PHARMACEUTICALS

| PDE-5 Inhibitors | ETRAs | Prostacyclins |
|---|---|---|
| Revatio™ | Tracleer® | Flolan® |
| Cialis®* | Thelin™* | Remodulin® |
| | ambrisentan* | Ventavis® |

* not FDA approved for PAH

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The Key Question Why do we believe Thelin(tm) should win the share battle in PAH?

"...the first drugs to treat an ailment often fail to create more value than their later-to-market competitors do. We found that fast followers- drugs marketed 2 to 5 years after their first-in-class predecessors-typically produce significantly more revenue." -Booth and Zemmel, The McKinsey Quarterly, August 2004.

We Took a Big Pharma Approach Aimed at Regulatory Approvals and Marketing Success SPA with FDA Head-to-head competitor data 1,000+ patient database Broad patient inclusion criteria Well documented safety profile Highly experienced sales force hired (11 years average sales experience) Experienced pharmaceutical marketing team ready to launch

Anticipated Catalysts for 2006 March PDUFA Date for Thelin(tm) Mid-Year EMEA Opinion for Thelin(tm) STRIDE-2X Data Expected at ATS in May • Long-term data: Thelin(tm) vs Tracleer(r) Results of Phase II dose-ranging trial with TBC-3711 in resistant hypertension possible by year end

2005 Financial Guidance $ millions Net loss FY2005 ($75.0) - ($84.0) Cash & investments at Year End $110 - $115 Actual Cash & investments at Sept. 30, 2005 $146.8

Thelin(tm) represents one of those truly rare opportunities - a product with the potential to transform an entire company. Management is focused on realizing the full potential of Thelin(tm) while positioning the pipeline for sustainable growth for the long term.

Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are timing and cost of our clinical trials, attainment of research and clinical goals and milestones of product candidates, attainment of required governmental approvals, sales levels of our products and availability of financing and revenues sufficient to fund development of product candidates and operations. In particular, careful consideration should be given to cautionary statements made in the various reports Encysive Pharmaceuticals Inc. has filed with the Securities and Exchange Commission. The Company undertakes no duty to update or revise these forward-looking statements.

JPMorgan Healthcare Conference January 9, 2006